                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR4

                               Marketing Materials

                         $[1,215,000,000] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                           Date Prepared: March [10], 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR4 $[1,215,000,000] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==================================================================================================================
                                WAL (Yrs)         Pmt Window
              Principal            To               (Mths)
               Amount          Auct or Wtd      To Auct or Wtd    Interest                      Expected Ratings
Class (1)   (Approx.) (2)    Avg Roll/Mat(3)   Avg Roll/Mat(3)   Rate Type     Tranche Type    [Moody's/S&P/Fitch]
---------   --------------   ---------------   ---------------   ---------   ---------------   -------------------
   A-1      $  249,500,000       0.50/NA           1-12/NA       Fixed (4)       Senior            Aaa/AAA/AAA
   A-2      $  115,300,000       1.25/NA          12-18/NA       Fixed (4)       Senior            Aaa/AAA/AAA
   A-3      $  171,700,000       2.00/NA          18-30/NA       Fixed (4)       Senior            Aaa/AAA/AAA
   A-4      $  124,100,000       3.00/NA          30-42/NA       Fixed (4)       Senior            Aaa/AAA/AAA
   A-5      $  110,100,000       4.13/NA          42-58/NA       Fixed (4)       Senior            Aaa/AAA/AAA
   A-6      $  244,300,000       4.84/NA          58-58/NA       Fixed (4)       Senior            Aaa/AAA/AAA
   A-7      $  200,000,000       2.60/3.34         1-59/1-360    Fixed (5)       Senior            Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------
    R       $          100                                                   Senior/Residual       Aaa/AAA/AAA
    X             Notional                                                      Senior IO          Aaa/AAA/AAA
    B1      $   13,125,000          Information Not Provided Hereby            Subordinate          Aa2/AA/AA
    B2      $   10,000,000                                                     Subordinate           A2/A/A
    B3      $    5,000,000                                                     Subordinate        Baa2/BBB/BBB
------------------------------------------------------------------------------------------------------------------
    B4      $    1,875,000                                                     Subordinate         Ba2/BB/BB
    B5      $    1,875,000          Privately Offered Certificates             Subordinate           B2/B/B
    B6      $    3,124,900                                                     Subordinate           NR/NR
==================================================================================================================
  Total:    $1,250,000,000

(1) The Class A Certificates (other than the Class A-7 Certificates) are subject to a Mandatory Auction Call (as described herein).

(2) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) WAL and Payment Window for the Class A Certificates (other than the Class A-7 Certificates) are shown to the Auction Distribution Date (as described herein). WAL and Payment Window for the Class A-7 Certificates are shown to the Weighted Average Roll Date (as described herein) and to Maturity.

(4) For every Distribution Date on or prior to the Auction Distribution Date, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the Net WAC of the Mortgage Loans.

(5) For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Manager:              Greenwich Capital Markets, Inc.

Co-Managers:               Bear Stearns & Co. Inc. and Lehman Brothers.

Dealer:                    WaMu Capital Corp., a Washington Mutual, Inc. Company.

Trustee:                   Deutsche Bank National Trust Company.

Rating Agencies:           Moody's , S&P and Fitch will rate the Certificates,
                           except the Class B-6 Certificates. The Class B-6 Cert
                           ificates will not be rated. It is expected that the
                           Certificates will be assigned the credit ratings on
                           page 2 of this Preliminary Term Sheet.

Cut-off Date:              March 1, 2003.

Expected Pricing Date:     On or about March [12], 2003.

Closing Date:              On or about March [21], 2003.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day),
                           commencing in April 2003.

Servicing Fee:             0.45% per annum of the aggregate principal balance of
                           the Mortgage Loans.

Master Servicing Fee:      0.05% per annum of the aggregate principal balance of
                           the Mortgage Loans.

Certificates:              The "Senior Certificates" will consist of the Class
                           A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
                           A-6 and Class A-7 Certificates (the "Class A
                           Certificates"), the Class X Certificates and the Class
                           R Certificate. The "Subordinate Certificates" will
                           consist of the Class B-1, Class B-2, Class B-3, Class
                           B-4, Class B-5 and Class B-6 Certificates. The Senior
                           Certificates and the Subordinate Certificates are
                           collectively referred to herein as the "Certificates."
                           The Senior Certificates (the "Offered Certificates")
                           are being offered publicly.

Accrued Interest:          The Class A-3, Class A-4, Class A-5, Class A-6 and
                           Class A-7 Certificates settle with accrued interest.
                           The price to be paid by investors for the Class A-3,
                           Class A-4, Class A-5, Class A-6 and Class A-7
                           Certificates will include accrued interest from the
                           Cut-off Date up to, but not including, the Closing Date
                           ([20] days).

                           The Class A-1 and Class A-2 Certificates settle flat.

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:   The interest accrual period with respect to the
                           Class A-3, Class A-4, Class A-5, Class A-6 and
                           Class A-7 Certificates for a given Distribution
                           Date will be the calendar month preceding the
                           month in which such Distribution Date occurs (on a
                           30/360 basis).

                           The interest accrual period for the Class A -1 and Class A-2 Certificates for a given Distribution
                           Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis).

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC. It is anticipated
                           that the Offered Certificates will also be made
                           available in book-entry form through Clearstream,
                           Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that the Class A Certificates will
                           be treated as REMIC regular interests for federal
                           tax income purposes. The Class R Certificate will be
                           treated as a REMIC residual interest for tax
                           purposes.

ERISA Eligibility:         The Class A Certificates are expected to be ERISA
                           eligible. Prospective investors should review with
                           their legal advisors whether the purchase and
                           holding of the Class A Certificates could give rise
                           to a transaction prohibited or not otherwise
                           permissible under ERISA, the Internal Revenue Code
                           or other similar laws. The Class R Certificate is
                           not expected to be ERISA eligible.

SMMEA Treatment:           The Senior Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.

Auction Administrator:     Deutsche Bank National Trust Company.

Mandatory Auction:         Five business days prior to the Distribution Date in
                           [January 2008] (the "Auction Distribution Date"),
                           the Auction Administrator will auction each of the
                           Class A-1, Class A-2, Class A-3, Class A-4, Class
                           A-5 and Class A-6 Certificates to third-party
                           investors. The proceeds of the auction and amounts
                           received from the Swap Counterparty, if any, will be
                           paid to the Auction Administrator who will then
                           distribute an amount equal to the Par Price to each
                           of the holders of the Class A-1, Class A-2, Class
                           A-3, Class A-4, Class A-5 and Class A-6 Certificates
                           on the Auction Distribution Date. These holders will
                           be obligated to tender their respective Certificates
                           to the Auction Administrator.

                           The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:         Greenwich Capital Derivatives, Inc. The Royal Bank
                           of Scotland, Plc. ("RBS") will guarantee the
                           obligations of the Swap Counterparty under the swap
                           contract. The long-term debt obligations of RBS are
                           rated "AA-" by S&P, "AA" by Fitch and "Aa1" by
                           Moody's.

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Auction Price:             The price at which the Auction Administrator sells
                           each of the Class A-1, Class A-2, Class A-3, Class
                           A-4, Class A-5 and Class A-6 Certificates to the
                           third-party investors.

Par Price:                 With respect to each of the Class A-3, Class A-4,
                           Class A-5 and Class A-6 Certificates, the sum of
                           (i) the principal balance of the related Class
                           A-3, Class A-4, Class A-5 and Class A-6
                           Certificates, after reducing the principal balance
                           of such Class A Certificates by the related
                           principal distributions and losses on the Auction
                           Distribution Date and (ii) accrued interest on
                           such Class A-3, Class A-4, Class A-5 and Class A-6
                           Certificates from the first day of the month in
                           which the Auction Distribution Date occurs, up to
                           but excluding the Auction Distribution Date.

                           With respect to each of the Class A-1 and Class
                           A-2 Certificates, the principal balance of the related Class A-1 and Class A-2 Certificates, after reducing the principal balance of such Class
                           A Certificates by principal distributions and losses on the Auction Distribution Date.

Optional Termination:      The terms of the transaction allow for a
                           termination of the Offered Certificates which may
                           be exercised once the aggregate principal balance
                           of the Mortgage Loans is equal to or less than
                           [5]% of the aggregate principal balance of the
                           Mortgage Loans as of the Cut-off Date (the
                           "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in [February 2008].

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is
                           approximately $[1,149,750,703] (the "Mortgage
                           Loans"). The Mortgage Loans are nonconvertible,
                           adjustable rate One Year CMT indexed mortgage
                           loans with initial rate adjustments occurring
                           approximately 60 months after the date of
                           origination of each mortgage loan ("5/1 ARM").
                           Each Mortgage Loan has an original term to
                           maturity of 30 years. As of the Cut-off Date,
                           approximately [69.44]% of the Mortgage Loans are
                           scheduled to pay only interest for the first 5
                           years of its term and, thereafter, will pay
                           scheduled principal, in addition to interest, in
                           an amount sufficient to fully amortize the
                           Mortgage Loan over its remaining 25 year term. The
                           Mortgage Loans are secured by first liens on one-
                           to four-family residential properties. See the
                           attached collateral descriptions for more
                           information.

                           On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off
                           Date is expected to be approximately
                           $[1,250,000,000], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.

Shifting Interest:         Until the first Distribution Date occurring after
                           [March 2010], the Subordinate Certificates will be locked out from receipt of unscheduled principal
                           (unless the Senior Certificates (other than the
                           Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           Periods:                  Unscheduled Principal Payments (%)
                           --------                  ----------------------------------
                           April 2003 - March 2010           0% Pro Rata Share
                           April 2010 - March 2011          30% Pro Rata Share
                           April 2011 - March 2012          40% Pro Rata Share
                           April 2012 - March 2013          60% Pro Rata Share
                           April 2013 - March 2014          80% Pro Rata Share
                           April 2014 and after            100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [April 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [April 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           In the event the current senior percentage
                           (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                           Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on
                           the Mortgage Loans will be allocated as follows:
                           first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X
                           Certificates) until each respective class principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

Certificates Priority of   Available funds from the Mortgage Loans will be
Distributions:             distributed in the following order of priority:
                           1)   Senior Certificates, accrued and unpaid
                                interest, at the related Certificate Interest Rate;
                           2)   Class R Certificate, principal, until its
                                balance is reduced to zero;
                           3)   To the Class A Certificates, concurrently, paid
                                pro-rata:
                                (a)  To the Class A Certificates (except the
                                     Class A-7 Certificates), sequentially,
                                     principal, until their respective
                                     certificate principal balances are reduced to zero;
                                (b) To the Class A-7 Certificates, principal until its certificate principal balance is reduced to zero;
                           4)   Class B-1, Class B-2 and Class B-3 Certificates,
                                in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;
                           5)   Class B-4, Class B-5 and Class B-6 Certificates,
                                in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;
                           6)   Class R Certificate, any remaining amount.

                          [RBS Greenwich Capital LOGO]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

                                Yield Tables (%)

Class A-1 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
 100-00            1.629      1.629      1.629      1.629      1.629      1.629
================================================================================
WAL (yr)           1.24       0.84       0.63       0.50       0.41       0.31
MDUR (yr)          1.22       0.82       0.62       0.49       0.41       0.30
First Prin Pay   04/25/03   04/25/03   04/25/03   04/25/03   04/25/03   04/25/03
Last Prin Pay    09/25/05   11/25/04   06/25/04   03/25/04   01/25/04   10/25/03
--------------------------------------------------------------------------------

Class A-2 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
 100-00            2.268      2.268      2.268      2.268      2.268      2.268
================================================================================
WAL (yr)           3.24       2.15       1.59       1.25       1.02       0.73
MDUR (yr)          3.09       2.07       1.54       1.22       1.00       0.72
First Prin Pay   09/25/05   11/25/04   06/25/04   03/25/04   01/25/04   10/25/03
Last Prin Pay    02/25/07   10/25/05   02/25/05   09/25/04   06/25/04   02/25/04
--------------------------------------------------------------------------------

Class A-3 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
 100-00            2.936      2.897      2.876      2.855      2.832      2.783
================================================================================
WAL (yr)           4.68       3.46       2.55       2.00       1.63       1.16
MDUR (yr)          4.32       3.24       2.43       1.92       1.57       1.12
First Prin Pay   02/25/07   10/25/05   02/25/05   09/25/04   06/25/04   02/25/04
Last Prin Pay    01/25/08   07/25/07   06/25/06   09/25/05   03/25/05   08/25/04
--------------------------------------------------------------------------------

Class A-4 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
 100-00            3.418      3.404      3.362      3.346      3.328      3.289
================================================================================
WAL (yr)           4.84       4.77       3.85       3.00       2.43       1.72
MDUR (yr)          4.40       4.34       3.55       2.81       2.30       1.65
First Prin Pay   01/25/08   07/25/07   06/25/06   09/25/05   03/25/05   08/25/04
Last Prin Pay    01/25/08   01/25/08   09/25/07   09/25/06   01/25/06   03/25/05
--------------------------------------------------------------------------------

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

                                Yield Tables (%)

Class A-5 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
 100-00            3.652      3.652      3.640      3.596      3.582      3.551
================================================================================
WAL (yr)           4.84       4.84       4.81       4.13       3.33       2.34
MDUR (yr)          4.37       4.37       4.34       3.77       3.09       2.21
First Prin Pay   01/25/08   01/25/08   09/25/07   09/25/06   01/25/06   03/25/05
Last Prin Pay    01/25/08   01/25/08   01/25/08   01/25/08   01/25/07   11/25/05
--------------------------------------------------------------------------------

Class A-6 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
 100-00            3.499      3.499      3.499      3.498      3.485      3.461
================================================================================
WAL (yr)           4.84       4.84       4.84       4.84       4.69       4.00
MDUR (yr)          4.39       4.39       4.39       4.39       4.26       3.67
First Prin Pay   01/25/08   01/25/08   01/25/08   01/25/08   01/25/07   11/25/05
Last Prin Pay    01/25/08   01/25/08   01/25/08   01/25/08   01/25/08   01/25/08
--------------------------------------------------------------------------------

Class A-7 to Weighted Average Roll Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00            3.659      3.612      3.559      3.499      3.432      3.271
================================================================================
WAL (yr)           3.80       3.35       2.95       2.60       2.30       1.79
MDUR (yr)          3.43       3.04       2.70       2.40       2.13       1.68
First Prin Pay   04/25/03   04/25/03   04/25/03   04/25/03   04/25/03   04/25/03
Last Prin Pay    02/25/08   02/25/08   02/25/08   02/25/08   02/25/08   02/25/08
--------------------------------------------------------------------------------

Class A-7 to Maturity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
 101-00            3.594      3.579      3.548      3.503      3.444      3.287
================================================================================
WAL (yr)           7.65       5.51       4.20       3.34       2.72       1.93
MDUR (yr)          6.02       4.55       3.60       2.94       2.45       1.79
First Prin Pay   04/25/03   04/25/03   04/25/03   04/25/03   04/25/03   04/25/03
Last Prin Pay    03/25/33   03/25/33   03/25/33   03/25/33   03/25/33   03/25/33
--------------------------------------------------------------------------------

                          [RBS Greenwich Capital LOGO]

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR4
                     30 Year 5/1 Hybrid ARM Mortgage Loans
             Preliminary Collateral Information As of March 1, 2003

TOTAL CURRENT BALANCE:       $1,149,750,703
NUMBER OF LOANS:                      1,903

                                                      Minimum               Maximum
                                                    -----------          -------------
AVG CURRENT BALANCE:           $604,177.98          $321,609.02          $1,500,000.00
AVG ORIGINAL BALANCE:          $604,743.39          $323,000.00          $1,500,000.00

WAVG LOAN RATE:                      5.246%               4.250%                 8.125%
WAVG GROSS MARGIN:                   2.750%               2.000%                 3.250%
WAVG MAXIMUM LOAN RATE:             10.253%               9.250%                13.125%
WAVG PERIODIC RATE CAP:              2.000%               2.000%                 2.000%
WAVG FIRST RATE CAP:                 5.000%               5.000%                 5.000%

WAVG ORIGINAL LTV:                   63.81%               10.00%                 95.00%

WAVG CREDIT SCORE:                     740                  620                    874

WAVG ORIGINAL TERM:                    360 months           300 months             360 months
WAVG REMAINING TERM:                   359 months           296 months             360 months
WAVG SEASONING:                          1 months             0 months              34 months

WAVG NEXT RATE RESET:                   59 months            26 months              60 months
WAVG RATE ADJ FREQ:                     12 months            12 months              12 months
WAVG FIRST RATE ADJ FREQ:               60 months            60 months              60 months

TOP STATE CONC ($):          58.38 % California, 6.13 % New York, 4.76 % Illinois
MAXIMUM ZIP CODE CONC ($):   1.34 % 92067

FIRST PAY DATE:                                    Jun 01, 2000           Apr 01, 2003
RATE CHANGE DATE:                                  May 01, 2005           Mar 01, 2008
MATURE DATE:                                       Nov 01, 2027           Mar 01, 2033

                          [RBS Greenwich Capital LOGO]

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                    Number of     Outstanding as of   Outstanding as of
INDEX:                           Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
1 YR CMT                              1,903        1,149,750,702.86         100.00
---------------------------------------------------------------------------------------
Total                                 1,903        1,149,750,702.86         100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
PRODUCT:                         Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
5/1 I/O Hybrid                        1,203          798,409,709.07          69.44
5/1 Hybrid                              700          351,340,993.79          30.56
---------------------------------------------------------------------------------------
Total                                 1,903        1,149,750,702.86         100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
DELINQUENCY:                     Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
Current                               1,903        1,149,750,702.86         100.00
---------------------------------------------------------------------------------------
Total                                 1,903        1,149,750,702.86         100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
CURRENT BALANCE ($):             Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
  321,609.02 -   400,000.00             429          156,856,618.68          13.64
  400,000.01 -   500,000.00             495          223,363,822.30          19.43
  500,000.01 -   600,000.00             305          169,627,949.74          14.75
  600,000.01 -   700,000.00             194          126,350,800.01          10.99
  700,000.01 -   800,000.00             122           92,303,372.09           8.03
  800,000.01 -   900,000.00              67           57,597,373.20           5.01
  900,000.01 - 1,000,000.00             140          136,623,262.01          11.88
1,000,000.01 - 1,100,000.00              52           54,889,939.50           4.77
1,100,000.01 - 1,200,000.00              20           23,070,175.18           2.01
1,200,000.01 - 1,300,000.00              23           29,041,743.75           2.53
1,300,000.01 - 1,400,000.00              26           35,830,750.00           3.12
1,400,000.01 - 1,500,000.00              30           44,194,896.40           3.84
---------------------------------------------------------------------------------------
Total                                 1,903        1,149,750,702.86         100.00
=======================================================================================

                          [RBS Greenwich Capital LOGO]

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
LOAN RATE (%):                   Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
4.250 - 4.500                            20           11,383,952.06           0.99
4.501 - 5.000                           267          168,232,361.48          14.63
5.001 - 5.500                         1,455          886,016,659.18          77.06
5.501 - 6.000                           155           80,425,239.86           7.00
6.001 - 6.500                             3            2,002,917.25           0.17
6.501 - 7.000                             2              714,633.03           0.06
8.001 - 8.125                             1              974,940.00           0.08
---------------------------------------------------------------------------------------
Total                                 1,903        1,149,750,702.86         100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
GROSS MARGIN (%):                Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
2.000                                     1              396,000.00           0.03
2.600                                     5            3,286,250.00           0.29
2.650                                     1              573,840.00           0.05
2.750                                 1,886        1,140,527,921.03          99.20
2.751                                     1              323,326.93           0.03
2.850                                     2            1,142,500.00           0.10
3.000                                     2            1,222,250.00           0.11
3.050                                     1              430,000.00           0.04
3.125                                     3            1,499,347.49           0.13
3.250                                     1              349,267.41           0.03
---------------------------------------------------------------------------------------
Total                                 1,903        1,149,750,702.86         100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
MAXIMUM LOAN RATE (%):           Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
 9.250 -  9.500                          17           10,055,479.80           0.87
 9.501 - 10.000                         263          166,124,572.79          14.45
10.001 - 10.500                       1,452          884,321,452.64          76.91
10.501 - 11.000                         160           83,239,752.55           7.24
11.001 - 11.500                           7            3,280,872.05           0.29
11.501 - 12.000                           2              714,633.03           0.06
12.001 - 12.500                           1            1,039,000.00           0.09
13.001 - 13.125                           1              974,940.00           0.08
---------------------------------------------------------------------------------------
Total                                 1,903        1,149,750,702.86         100.00
=======================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
FIRST RATE CAP (%):              Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
5.000                                1,903         1,149,750,702.86        100.00
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
PERIODIC RATE CAP (%):           Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
2.000                                1,903         1,149,750,702.86        100.00
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
ORIGINAL TERM (months):          Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
300                                      1               462,603.71          0.04
360                                  1,902         1,149,288,099.15         99.96
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
REMAINING TERM (months):         Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
296 - 300                                1               462,603.71          0.04
325 - 330                                1               974,940.00          0.08
343 - 348                                3             1,372,321.77          0.12
349 - 354                               28            16,607,368.62          1.44
355 - 360                            1,870         1,130,333,468.76         98.31
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
RATE CHANGE DATE:                Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
05/01/05                                 1               974,940.00          0.08
12/01/06                                 1               407,500.00          0.04
02/01/07                                 2               964,821.77          0.08
05/01/07                                 2               713,728.51          0.06
07/01/07                                 1               397,528.09          0.03
08/01/07                                 8             4,851,058.69          0.42
09/01/07                                17            10,645,053.33          0.93
10/01/07                                18             9,509,813.99          0.83
11/01/07                                43            22,030,617.73          1.92
12/01/07                                71            36,629,395.21          3.19
01/01/08                               141            78,870,603.34          6.86
02/01/08                               318           190,077,292.21         16.53
03/01/08                             1,280           793,678,349.99         69.03
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                                                                      % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
ORIGINAL LTV (%):                Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
10.00 - 10.00                            1               500,000.00          0.04
10.01 - 15.00                            6             4,443,800.00          0.39
15.01 - 20.00                            9             4,862,593.76          0.42
20.01 - 25.00                           21            12,516,761.91          1.09
25.01 - 30.00                           24            13,555,000.00          1.18
30.01 - 35.00                           34            23,780,683.33          2.07
35.01 - 40.00                           53            35,262,307.38          3.07
40.01 - 45.00                           70            45,757,279.44          3.98
45.01 - 50.00                          101            62,419,063.34          5.43
50.01 - 55.00                          110            68,550,886.12          5.96
55.01 - 60.00                          135            93,492,208.94          8.13
60.01 - 65.00                          175           119,217,541.66         10.37
65.01 - 70.00                          334           237,324,066.61         20.64
70.01 - 75.00                          404           223,156,073.20         19.41
75.01 - 80.00                          404           196,155,718.30         17.06
80.01 - 85.00                            4             1,386,200.00          0.12
85.01 - 90.00                           10             4,241,069.63          0.37
90.01 - 95.00                            8             3,129,449.24          0.27
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
CREDIT SCORE:                    Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
620 - 650                               47            22,460,383.16          1.95
651 - 700                              245           129,628,012.61         11.27
701 - 750                              825           521,085,671.46         45.32
751 - 800                              750           455,648,174.69         39.63
801 - 850                               35            20,335,760.94          1.77
851 - 874                                1               592,700.00          0.05
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
AMORTIZATION:                    Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
Interest Only                        1,203           798,409,709.07         69.44
Fully Amortizing                       700           351,340,993.79         30.56
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
DOCUMENTATION:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
Reduced Documentation                  903           598,714,726.65         52.07
Full Documentation                   1,000           551,035,976.21         47.93
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
OCCUPANCY:                       Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
Primary                              1,812         1,095,777,473.54         95.31
Second Home                             89            52,865,929.32          4.60
Non-owner                                2             1,107,300.00          0.10
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
PROPERTY TYPE:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
Single Family                        1,737         1,063,728,312.26         92.52
Condominium                            161            83,338,830.60          7.25
Cooperative                              3             1,626,560.00          0.14
Townhouse                                1               592,000.00          0.05
Duplex                                   1               465,000.00          0.04
---------------------------------------------------------------------------------------
Total                                1,903         1,149,750,702.86        100.00
=======================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                        % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
PURPOSE:                         Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
Rate/Term Refinance                     987          593,140,996.05          51.59
Cash Out Refinance                      582          358,424,998.89          31.17
Purchase                                334          198,184,707.92          17.24
---------------------------------------------------------------------------------------
Total                                 1,903        1,149,750,702.86         100.00
=======================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                  Principal Balance   Principal Balance
                                   Number of      Outstanding as of   Outstanding as of
GEOGRAPHIC AREA:                 Mortgage Loans   the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------------
Arizona                                  34           21,689,643.24           1.89
California                            1,081          671,241,144.10          58.38
Colorado                                 69           38,458,987.28           3.34
Connecticut                              67           45,887,180.55           3.99
Delaware                                  1              350,000.00           0.03
District of Columbia                      6            4,314,000.00           0.38
Florida                                  41           24,463,435.52           2.13
Georgia                                  15            7,692,971.30           0.67
Hawaii                                    1              759,000.00           0.07
Idaho                                     3            1,708,485.48           0.15
Illinois                                102           54,703,942.96           4.76
Indiana                                   3            1,571,840.88           0.14
Kansas                                    1              354,350.00           0.03
Kentucky                                  1              423,661.74           0.04
Louisiana                                 2            1,340,450.00           0.12
Maine                                     1              501,896.22           0.04
Maryland                                  8            4,293,345.36           0.37
Massachusetts                            94           53,266,129.03           4.63
Michigan                                 43           22,233,526.05           1.93
Minnesota                                 7            4,920,000.00           0.43
Missouri                                 13            7,747,021.43           0.67
Montana                                   3            1,341,500.00           0.12
Nevada                                   10            5,336,447.00           0.46
New Hampshire                             4            2,649,957.52           0.23
New Jersey                               36           21,625,736.90           1.88
New Mexico                                2              786,400.00           0.07
New York                                113           70,513,713.10           6.13
North Carolina                            9            4,591,837.70           0.40
Ohio                                     12            6,477,106.60           0.56
Oregon                                    8            5,460,805.87           0.47
Pennsylvania                              9            4,601,500.00           0.40
South Carolina                           11            6,590,446.85           0.57
Tennessee                                 1              437,406.72           0.04
Texas                                    10            5,623,912.11           0.49
Utah                                      4            2,959,146.40           0.26
Vermont                                   1              450,000.00           0.04
Virginia                                  8            4,115,936.95           0.36
Washington                               67           37,251,538.00           3.24
Wisconsin                                 1              439,000.00           0.04
Wyoming                                   1              577,300.00           0.05
---------------------------------------------------------------------------------------
Total                                 1,903        1,149,750,702.86         100.00
=======================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance   Principal Balance
                             Number of      Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:   Mortgage Loans    the Cut-off Date    the Cut-off Date
---------------------------------------------------------------------------------
CA-NORTH                          645         396,697,163.74          34.50
CA-SOUTH                          436         274,543,980.36          23.88
OUTSIDE CA                        822         478,509,558.76          41.62
---------------------------------------------------------------------------------
Total                           1,903       1,149,750,702.86         100.00
=================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA)        Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------------------------------------------------------------
92067 RANCHO SANTA FE, CA         13           15,407,800.00           1.34
94022 LOS ALTOS, CA               14           13,790,000.00           1.20
95070 SARATOGA, CA                16           13,432,483.75           1.17
90210 BEVERLY HILLS, CA           17           13,246,356.04           1.15
94025 MENLO PARK, CA              12           10,566,750.00           0.92
94024 LOS ALTOS, CA               14           10,379,382.00           0.90
94010 BURLINGAME, CA              11            9,667,459.08           0.84
90049 LOS ANGELES, CA             10            9,096,751.00           0.79
94062 WOODSIDE, CA                13            8,757,400.00           0.76
94506 DANVILLE, CA                14            8,720,499.00           0.76
94901 SAN RAFAEL, CA              13            8,233,639.58           0.72
92657 NEWPORT COAST, CA            9            8,167,500.00           0.71
94941 MILL VALLEY, CA             13            8,013,100.00           0.70
94611 OAKLAND, CA                 10            7,786,750.00           0.68
92014 DEL MAR, CA                  7            6,740,000.00           0.59
95014 CUPERTINO, CA                9            6,655,360.49           0.58
92625 NEWPORT BEACH, CA           10            6,613,354.05           0.58
94526 DANVILLE, CA                10            6,087,600.00           0.53
90266 MANHATTAN BEACH, CA          9            6,072,449.98           0.53
90272 LOS ANGELES, CA              7            5,965,500.00           0.52
94563 ORINDA, CA                   9            5,949,200.00           0.52
94114 SAN FRANCISCO, CA            9            5,929,300.00           0.52
94583 SAN RAMON, CA               11            5,820,473.26           0.51
94306 PALO ALTO, CA                8            5,792,250.00           0.50
95120 SAN JOSE, CA                10            5,754,459.90           0.50
94028 PORTOLA VALLEY, CA           6            5,744,100.00           0.50
92679 COTO DE CAZA, CA             9            5,629,670.00           0.49
94920 BELVEDERE, CA                6            5,569,500.00           0.48
94566 PLEASANTON, CA               8            5,565,500.00           0.48
94507 ALAMO, CA                    8            5,531,545.65           0.48
94301 PALO ALTO, CA                7            5,487,967.93           0.48
94070 SAN CARLOS, CA              10            5,343,000.00           0.46
92651 LAGUNA BEACH, CA             7            5,153,200.00           0.45
95138 SAN JOSE, CA                 5            5,093,500.00           0.44
92660 NEWPORT BEA, CA              8            4,866,077.35           0.42
95032 LOS GATOS, CA                7            4,677,000.00           0.41

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA) (cont.)   Mortgage Loans    the Cut-off Date    the Cut-off Date
-------------------------------------------------------------------------------------
94925 CORTE MADERA, CA                7             4,657,700.00           0.41
92675 SAN JUAN CAPISTRA, CA           6             4,560,250.00           0.40
94965 SAUSALITO, CA                   5             4,471,200.00           0.39
96161 TRUCKEE, CA                     6             4,426,250.00           0.38
93923 CARMEL, CA                      8             4,410,917.25           0.38
90402 SANTA MONICA, CA                6             4,365,000.00           0.38
92656 ALISO VIEJO, CA                 8             4,279,061.82           0.37
94402 SAN MATEO, CA                   7             4,261,750.00           0.37
94947 NOVATO, CA                      6             4,261,500.00           0.37
94118 SAN FRANCISCO, CA               8             4,183,200.00           0.36
95125 SAN JOSE, CA                    7             4,137,400.00           0.36
91316 ENCINO, CA                      5             4,104,996.48           0.36
92037 LA JOLLA, CA                    5             3,637,000.00           0.32
94539 FREMONT, CA                     5             3,635,000.00           0.32
-------------------------------------------------------------------------------------
Total                               448           330,698,104.61          28.76
=====================================================================================

                          [RBS Greenwich Capital LOGO]

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR4

                               Marketing Materials

                                $[1,215,000,000]
                      (Approximate Total Notional Balances)

                            [Class X-1 and Class X-2]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer





                        [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                           Date Prepared: March 12, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR4

                                $[1,215,000,000]

           (Approximate Notional Balance, Subject to +/- 10% Variance)

                          Publicly Offered Certificates

                   Adjustable Rate Residential Mortgage Loans


             Principal       WAL (Yrs) To        Pmt Window (Mths)
              Amount           Auct or Wtd       To Auct or Wtd      Certificate                            Expected Ratings
Class (1)  (Approx.) (2)     Avg Roll/Mat (3)      Avg Roll/Mat (3) Interest Rate      Tranche Type       [Moody's/S&P/Fitch]
--------   -------------     ---------------      ----------------  -------------      -------------      -------------------
  X-1        Notional (4)           N/A                  N/A               (5)      Senior Interest Only      Aaa/AAA/AAA
  X-2        Notional (4)           N/A                  N/A               (6)      Senior Interest Only      Aaa/AAA/AAA
  A-1        $249,500,000        0.50/NA              1-12/NA          Fixed (7)             Senior           Aaa/AAA/AAA
  A-2        $115,300,000        1.25/NA              12-18/NA         Fixed (7)             Senior           Aaa/AAA/AAA
  A-3        $171,700,000        2.00/NA              18-30/NA         Fixed (7)             Senior           Aaa/AAA/AAA
  A-4        $124,100,000        3.00/NA              30-42/NA         Fixed (7)             Senior           Aaa/AAA/AAA
  A-5        $110,100,000        4.13/NA              42-58/NA         Fixed (7)             Senior           Aaa/AAA/AAA
  A-6        $244,300,000        4.84/NA              58-58/NA         Fixed (7)             Senior           Aaa/AAA/AAA
  A-7        $200,000,000        2.60/3.34           1-59/1-360        Fixed (8)             Senior           Aaa/AAA/AAA
   R                 $100                                                              Senior/Residual        Aaa/AAA/AAA
   B1         $13,125,000        Information Not Provided Hereby                         Subordinate          Aa2/AA/AA
   B2         $10,000,000                                                                Subordinate           A2/A/A
   B3          $5,000,000                                                                Subordinate          Baa2/BBB/BBB
   B4          $1,875,000                                                                Subordinate            Ba2/BB/BB
   B5          $1,875,000         Privately Offered Certificates                         Subordinate              B2/B/B
   B6          $3,124,900                                                                Subordinate            NR/NR/NR
 Total:   $[1,250,000,000]


(1) The Class A Certificates (other than the Class A-7 Certificates) are subject to a Mandatory Auction Call on the Distribution Date in [January 2008], the "Auction Distribution Date."

(2) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) WAL and Payment Window for the Class A Certificates (other than the Class A-7 Certificates) are shown to the Auction Distribution Date. WAL and Payment Window for the Class A-7 Certificates are shown to the Weighted Average Roll (as described herein) and to maturity.

(4) On each Distribution Date on or prior to the Distribution Date in [January 2008], the Notional Amount of the Class X-1 Certificates will be equal to the aggregate principal balance of the Class A Certificates (other than the Class A-7 Certificates). On each Distribution Date on or prior to the Distribution Date in [February 2008], the Notional Amount of the X-2 Certificates will be equal to the aggregate principal balance of the Class A-7 Certificates. On the Closing Date, the Notional Amount of the Class X-1 Certificates will be equal to approximately $[1,015,000,000] and the Notional Amount of the Class X-2 Certificates will be equal to approximately $[200,000,000]. On each Distribution Date after the Distribution Date in [January 2008], as applicable, the Notional Amount of the Class X-1 will be equal to zero. On each Distribution Date after the Distribution Date in [February 2008], as applicable, the Notional Amount of the Class X-2 will be zero. The Class X Certificates will accrue interest on their related Notional Amounts and will not be entitled to any payment of principal.

(5) The Class X-1 Certificates will accrue, up to and including the Distribution Date in [January 2008], at a variable rate equal to the excess, if any, of (i) the weighted average pass-through rate of the Mortgage Loans over (ii) the certificate interest rate of the Class A-5 Certificates based on its Notional Amount, as described above. After the Distribution Date in [January 2008], the Class X-1 Certificates will not accrue any interest.



                                                                               2



                        [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

(6) The Class X-2 Certificates will accrue, up to and including the Distribution Date in [February 2008], at a variable rate equal to the excess, if any, of (i) the weighted average pass-through rate of the Mortgage Loans over (ii) the certificate interest rate of the Class A-7 Certificates based on its Notional Amount, as described above. After the Distribution Date in [February 2008], the Class X-2 Certificates will not accrue any interest.

(7) For every Distribution Date on or prior to the Auction Distribution Date, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Mandatory Auction, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the Net WAC of the Mortgage Loans.

(8) For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.



                                                                               3

                        [RBS Greenwich Capital LOGO]

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.


   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Depositor and
Master Servicer:                     Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                            Washington Mutual Bank, FA ("WMBFA").

Underwriter:                         Greenwich Capital Markets, Inc.

Dealer:                              WaMu Capital Corp., a Washington Mutual, Inc. Company.

Trustee:                             Deutsche Bank National Trust Company.

Rating Agencies:                     [Moody's, S&P and Fitch] will rate the Certificates, except the Class B-6
                                     Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this
                                     Preliminary Term Sheet.

Cut-off Date:                        March 1, 2003.

Expected Pricing Date:               On or about March [14], 2003.

Closing Date:                        On or about March 21, 2003.

Distribution Date:                   The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in April 2003.

Servicing Fee:                       0.45% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:                0.05% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:                        The Class X-1 and Class X-2 Certificates (the "Class X Certificates"
                                     or "Offered Certificates") are being offered publicly.

                                     The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-4,
                                     Class A-5, Class A-6 and Class A-7 Certificates (the "Class A Certificates"), the  Class X
                                     Certificates  and the Class R Certificate.  The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.
                                     The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:                    The Class X, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates settle with accrued interest. The price to be paid by investors for the Class X, Class A-3,
                                     Class A-4, Class A-5, Class A-6 and Class A-7 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([20] days).

                                     The Class A-1 and Class A-2 Certificates settle flat.




                                                                               4


                                [RBS Greenwich Capital LOGO]

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.


   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Interest Accrual Period:             The interest accrual period with respect to the Class X, Class A-3, Class A-4, Class A-5,
                                     Class A-6 and Class A-7 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

                                     The interest accrual period for the Class A-1 and Class A-2 Certificates for a given
                                     Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first
                                     Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis).

Registration:                        The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:               It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:                   The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class X
                                     Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class
                                     R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:                     The  Offered Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Auction Administrator:               Deutsche Bank National Trust Company.

Mandatory Auction:                   Five business days prior to the Distribution Date in [January 2008] (the "Auction
                                     Distribution Date"), the Auction Administrator will auction each of the Class A-1,
                                     Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates to
                                     third-party investors. The proceeds of the auction and amounts received from the
                                     Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class
                                     A-1, Class A-2, Class A- 3, Class A-4, Class A-5 and Class A-6 Certificates on the
                                     Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.

                                     The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:                   Greenwich Capital Derivatives, Inc.  The Royal Bank of Scotland, Plc. ("RBS") will guarantee the obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of RBS are rated "AA-" by S&P, "AA" by Fitch and "Aa1" by
                                     Moody's.



                                                                               5


                                [RBS Greenwich Capital LOGO]

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.


   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Auction Price:                       The price at which the Auction Administrator sells each of the Class A-1, Class A-2,
                                     Class A-3, Class A-4, Class A-5 and Class A-6 Certificates to the third-party investors.

Par Price:                           With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates,
                                     the sum of (i) the principal balance of the related Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, after reducing the principal balance of such Class A
                                     Certificates by the related principal distributions and losses on the Auction
                                     Distribution Date and (ii) accrued interest on such Class A-3, Class A-4, Class A-
                                     5 and Class A-6 Certificates from the first day of the month in which the Auction
                                     Distribution Date occurs, up to but excluding the Auction Distribution Date.

                                     With respect to each of the Class A-1 and Class A-2 Certificates, the principal balance of the related Class A-1 and Class A-2 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date.


Optional Termination:                The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage
                                     Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                           The Distribution Date in [February 2008].

Mortgage Loans:                      As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $[1,149,750,703] (the "Mortgage Loans"). The
                                     Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off Date, approximately
                                     [69.44]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                                     On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,250,000,000], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the
                                     Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.


                                                                               6


                                [RBS Greenwich Capital LOGO]

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.


   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Credit Enhancement:                  Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                                     Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                                     Certificates, initially [2.80]% total subordination.

Shifting Interest:                   Until the first Distribution Date occurring after [March 2010], the Subordinate
                                     Certificates will be locked out from receipt of unscheduled principal (unless the
                                     Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the
                                     Subordinate Certificates will receive their increasing portions of unscheduled principal.

                                     The prepayment percentages on the Subordinate Certificates are as follows:

                                     Periods:                                      Unscheduled Principal Payments (%)
                                     --------                                      ----------------------------------
                                     April 2003 - March 2010                             0% Pro Rata Share
                                     April 2010 - March 2011                            30% Pro Rata Share
                                     April 2011 - March 2012                            40% Pro Rata Share
                                     April 2012 - March 2013                            60% Pro Rata Share
                                     April 2013 - March 2014                            80% Pro Rata Share
                                     April 2014 and after                              100% Pro Rata Share

                                     Notwithstanding the foregoing, if the credit enhancement provided by the
                                     Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the
                                     Distribution Date in [April 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [April 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                                     In the event the current senior percentage (aggregate principal balance of the
                                     Senior Certificates, divided by the aggregate principal balance of the Mortgage
                                     Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior
                                     Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:                     Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates
                                     (other than the Class X Certificates, in the case of the principal portion of such losses) until each respective class principal balance has been reduced to zero.

                                     Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates, in the case of the principal portion of such losses)
                                     on a pro rata basis.


                                                                               7


                                [RBS Greenwich Capital LOGO]

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.


   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:                       Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                     1) Senior Certificates, accrued and unpaid interest, at the related Certificate
                                        Interest Rate;

                                     2) Class R Certificate, principal, until its balance is reduced to zero;

                                     3) To the Class A Certificates, concurrently, paid pro-rata:

                                          (a) To the Class A Certificates (except the Class A-7 Certificates), sequentially, principal, until their respective certificate principal balances are reduced to zero;

                                          (b) To the Class A-7 Certificates, principal until its certificate principal balance is reduced to zero;

                                     4) Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                                     5) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                                     6) Class R Certificate, any remaining amount.



                                                                               8


                                [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



                                                                               9



                        [RBS Greenwich Capital LOGO]

This information is furnished to you so lely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

           WAMU Mortgage Pass-Through Certs, Series 2003-AR4 CLASS X-1
                         Price-Yield Sensitivity Report

          Settlement                                03/21/03
          Class Balance                       $1,015,000,000
          Coupon                                      1.195%
          Cut-off Date                              03/01/03
          Next Payment Date                         04/25/03
          Accrued Interest Days                           20
          Cleanup Call                                   Yes
          To WAVG Roll Date                              Yes


--------------------------------------------------------------------------------------------------------
  Flat           Flat
 Price      Price (Approx)   10% CPR    15% CPR    20% CPR   25% CPR  30% CPR       40% CPR     50% CPR
--------------------------------------------------------------------------------------------------------
 1.293          1-09+         86.899     79.185    71.242     63.035   54.520       36.479      15.926
1.32425         1-10+         84.131     76.479    68.602     60.464   52.020       34.131      13.708
1.3555          1-11+         81.494     73.902    66.087     58.015   49.640       31.895      11.596
1.38675         1-12+         78.978     71.443    63.689     55.680   47.369       29.764       9.581
 1.418          1-13+         76.575     69.095    61.399     53.449   45.202       27.729       7.657
1.44925         1-14+         74.277     66.849    59.208     51.317   43.129       25.784       5.817
1.4805          1-15+         72.077     64.699    57.112     49.276   41.145       23.923       4.056
1.51175         1-16+         69.968     62.638    55.102     47.319   39.244       22.139       2.367
--------------------------------------------------------------------------------------------------------
 1.543          1-17+         67.944     60.661    53.174     45.443   37.421       20.429       0.747
1.57425         1-18+         65.999     58.761    51.322     43.640   35.670       18.787      -0.809
1.6055          1-19+         64.130     56.935    49.542     41.908   33.987       17.208      -2.305
1.63675         1-20+         62.331     55.178    47.829     40.241   32.367       15.690      -3.744
 1.668          1-21+         60.598     53.485    46.178     38.635   30.807       14.228      -5.131
1.69925         1-22+         58.927     51.853    44.588     37.087   29.304       12.820      -6.468
1.7305          1-23+         57.314     50.278    43.053     35.594   27.854       11.461      -7.757
1.76175         1-24+         55.757     48.758    41.571     34.153   26.454       10.149      -9.003
--------------------------------------------------------------------------------------------------------
 1.793          1-25+         54.253     47.288    40.139     32.760   25.102        8.882     -10.206
--------------------------------------------------------------------------------------------------------
1.82425         1-26+         52.797     45.867    38.755     31.413   23.794        7.658     -11.370
1.8555          1-27+         51.389     44.492    37.415     30.110   22.529        6.473     -12.496
1.88675         1-28+         50.025     43.160    36.117     28.848   21.303        5.325     -13.587
 1.918          1-29+         48.703     41.870    34.860     27.625   20.116        4.214     -14.644
1.94925         1-30+         47.421     40.618    33.641     26.440   18.966        3.137     -15.669
1.9805          1-31+         46.177     39.404    32.458     25.289   17.849        2.092     -16.663
2.01175         2-00+         44.970     38.225    31.310     24.173   16.765        1.078     -17.629
 2.043          2-01+         43.797     37.080    30.195     23.089   15.713        0.093     -18.566
--------------------------------------------------------------------------------------------------------
2.07425         2-02+         42.657     35.967    29.111     22.035   14.690       -0.863     -19.478
2.1055          2-03+         41.548     34.885    28.057     21.010   13.696       -1.794     -20.364
2.13675         2-04+         40.469     33.832    27.032     20.014   12.729       -2.698     -21.226
 2.168          2-05+         39.419     32.807    26.034     19.043   11.787       -3.579     -22.066
2.19925         2-06+         38.397     31.809    25.062     18.099   10.871       -4.436     -22.883
2.2305          2-07+         37.400     30.837    24.115     17.178    9.978       -5.271     -23.679
2.26175         2-08+         36.429     29.889    23.192     16.281    9.107       -6.085     -24.455
 2.293          2-09+         35.481     28.965    22.292     15.407    8.259       -6.878     -25.212
--------------------------------------------------------------------------------------------------------
             MDUR (yr)          1.14       1.16      1.19       1.23     1.26         1.35        1.42
--------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.

      Duration and related sensitivities are calculated at midpoint price.

      Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.






                                                                              10


                        [RBS Greenwich Capital LOGO]

   This information is furnished to you so lely by Greenwich Capital Markets,
       Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

           WAMU Mortgage Pass-Through Certs, Series 2003-AR4 CLASS X-2
                         Price-Yield Sensitivity Report

      Settlement                                 03/21/03
      Class Balance                          $200,000,000
      Coupon                                       0.794%
      Cut-off Date                               03/01/03
      Next Payment Date                          04/25/03
      Accrued Interest Days                            20
      Cleanup Call                                    Yes
      To WAVG Roll Date                               Yes


--------------------------------------------------------------------------------------------------------------------------
   Flat            Flat
  Price       Price (Approx)   10% CPR      15% CPR        20% CPR       25% CPR     30% CPR        40% CPR       50% CPR
--------------------------------------------------------------------------------------------------------------------------
  0.692           0-22         115.624      107.272         98.658        89.751      80.510         60.917        38.913
 0.72325          0-23         109.200      100.989         92.523        83.770      74.689         55.439        33.753
  0.7545          0-24         103.344       95.262         86.931        78.321      69.387         50.451        29.050
 0.78575          0-25          97.982       90.018         81.813        73.333      64.534         45.888        24.745
  0.817           0-26          93.051       85.197         77.108        68.748      60.075         41.696        20.787
 0.84825          0-27          88.499       80.747         72.765        64.518      55.961         37.830        17.134
  0.8795          0-28          84.282       76.625         68.743        60.601      52.152         34.252        13.751
 0.91075          0-29          80.363       72.794         65.006        56.961      48.614         30.929        10.606
--------------------------------------------------------------------------------------------------------------------------
  0.942           0-30          76.709       69.223         61.523        53.570      45.317         27.834         7.675
 0.97325          0-31          73.292       65.885         58.267        50.400      42.236         24.943         4.935
  1.0045          1-00          70.090       62.756         55.216        47.430      39.350         22.235         2.366
 1.03575          1-01          67.081       59.816         52.350        44.639      36.639         19.692        -0.048
  1.067           1-02          64.246       57.047         49.650        42.012      34.086         17.299        -2.321
 1.09825          1-03          61.571       54.434         47.103        39.533      31.678         15.041        -4.467
  1.1295          1-04          59.041       51.962         44.694        37.189      29.402         12.908        -6.496
 1.16075          1-05          56.643       49.621         42.412        34.969      27.245         10.887        -8.419
--------------------------------------------------------------------------------------------------------------------------
  1.192           1-06          54.367       47.398         40.246        32.862      25.199          8.970       -10.244
--------------------------------------------------------------------------------------------------------------------------
 1.22325          1-07          52.203       45.284         38.186        30.859      23.254          7.149       -11.980
  1.2545          1-08          50.141       43.272         36.226        28.952      21.403          5.415       -13.633
 1.28575          1-09          48.175       41.352         34.356        27.133      19.637          3.762       -15.209
  1.317           1-10          46.297       39.519         32.570        25.397      17.951          2.184       -16.715
 1.34825          1-11          44.501       37.765         30.862        23.736      16.340          0.676       -18.155
  1.3795          1-12          42.781       36.086         29.226        22.146      14.796         -0.768       -19.534
 1.41075          1-13          41.132       34.477         27.659        20.622      13.317         -2.151       -20.857
  1.442           1-14          39.548       32.931         26.154        19.159      11.898         -3.479       -22.126
--------------------------------------------------------------------------------------------------------------------------
 1.47325          1-15          38.027       31.447         24.708        17.754      10.534         -4.754       -23.346
  1.5045          1-16          36.563       30.018         23.318        16.402       9.223         -5.980       -24.520
 1.53575          1-17          35.154       28.643         21.979        15.101       7.961         -7.160       -25.650
  1.567           1-18          33.796       27.318         20.689        13.847       6.744         -8.297       -26.739
 1.59825          1-19          32.485       26.039         19.444        12.638       5.571         -9.394       -27.789
  1.6295          1-20          31.220       24.805         18.242        11.470       4.439        -10.452       -28.803
 1.66075          1-21          29.998       23.612         17.081        10.342       3.344        -11.474       -29.784
  1.692           1-22          28.815       22.459         15.959         9.251       2.287        -12.462       -30.732
--------------------------------------------------------------------------------------------------------------------------
                MDUR (yr)         1.14         1.17           1.20          1.23        1.27           1.35          1.42
--------------------------------------------------------------------------------------------------------------------------


                 "Full Price" = "Flat Price" + Accrued Interest.

      Duration and related sensitivities are calculated at midpoint price.

      Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.




                                                                              11


                        [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates

                                 Series 2003-AR4

                      30 Year 5/1 Hybrid ARM Mortgage Loans

             Preliminary Collateral Information As of March 1, 2003



 TOTAL CURRENT BALANCE:               $1,149,750,703
 NUMBER OF LOANS:                              1,903

                                                                         Minimum                      Maximum
 AVG CURRENT BALANCE:                    $604,177.98                  $321,609.02                $1,500,000.00
 AVG ORIGINAL BALANCE:                   $604,743.39                  $323,000.00                $1,500,000.00

 WAVG LOAN RATE:                               5.246 %                      4.250 %                      8.125 %
 WAVG GROSS MARGIN:                            2.750 %                      2.000 %                      3.250 %
 WAVG MAXIMUM LOAN RATE:                      10.253 %                      9.250 %                     13.125 %
 WAVG PERIODIC RATE CAP:                       2.000 %                      2.000 %                      2.000 %
 WAVG FIRST RATE CAP:                          5.000 %                      5.000 %                      5.000 %

 WAVG ORIGINAL LTV:                            63.81 %                      10.00 %                      95.00 %

 WAVG CREDIT SCORE:                              740                          620                          874

 WAVG ORIGINAL TERM:                             360 months                   300 months                   360 months
 WAVG REMAINING TERM:                            359 months                   296 months                   360 months
 WAVG SEASONING:                                   1 months                     0 months                    34 months

 WAVG NEXT RATE RESET:                            59 months                    26 months                    60 months
 WAVG RATE ADJ FREQ:                              12 months                    12 months                    12 months
 WAVG FIRST RATE ADJ FREQ:                        60 months                    60 months                    60 months

 TOP STATE CONC ($):               58.38 %  California,  6.13 %  New York,  4.76 %  Illinois
 MAXIMUM ZIP CODE CONC ($):        1.34 %  92067

 FIRST PAY DATE:                                               Jun 01, 2000               Apr 01, 2003
 RATE CHANGE DATE:                                             May 01, 2005               Mar 01, 2008
 MATURE DATE:                                                  Nov 01, 2027               Mar 01, 2033




                        [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                           Principal Balance       Principal Balance
                                            Number of                      Outstanding as of       Outstanding as of
 INDEX:                                   Mortgage Loans                   the Cut-off Date        the Cut-off Date
-----------------------------------------------------------------------------------------------------------------------
 1 YR CMT                                       1,903                       1,149,750,702.86                   100.00
-----------------------------------------------------------------------------------------------------------------------
 Total                                          1,903                       1,149,750,702.86                   100.00
=======================================================================================================================



                                                                                                   % of Aggregate
                                                                           Principal Balance       Principal Balance
                                            Number of                      Outstanding as of       Outstanding as of
 PRODUCT:                                 Mortgage Loans                   the Cut-off Date        the Cut-off Date
-----------------------------------------------------------------------------------------------------------------------
  5/1 I/O Hybrid                                1,203                         798,409,709.07                    69.44
  5/1 Hybrid                                      700                         351,340,993.79                    30.56
-----------------------------------------------------------------------------------------------------------------------
 Total                                          1,903                       1,149,750,702.86                   100.00
=======================================================================================================================


                                                                                                   % of Aggregate
                                                                           Principal Balance       Principal Balance
                                            Number of                      Outstanding as of       Outstanding as of
 DELINQUENCY:                             Mortgage Loans                   the Cut-off Date        the Cut-off Date
-----------------------------------------------------------------------------------------------------------------------
 Current                                        1,903                       1,149,750,702.86                   100.00
-----------------------------------------------------------------------------------------------------------------------
 Total                                          1,903                       1,149,750,702.86                   100.00
=======================================================================================================================


                                                                                                   % of Aggregate
                                                                           Principal Balance       Principal Balance
                                            Number of                      Outstanding as of       Outstanding as of
 CURRENT BALANCE ($):                     Mortgage Loans                   the Cut-off Date        the Cut-off Date
-----------------------------------------------------------------------------------------------------------------------
    321,609.02  -   400,000.00                    429                         156,856,618.68                    13.64
    400,000.01  -   500,000.00                    495                         223,363,822.30                    19.43
    500,000.01  -   600,000.00                    305                         169,627,949.74                    14.75
    600,000.01  -   700,000.00                    194                         126,350,800.01                    10.99
    700,000.01  -   800,000.00                    122                          92,303,372.09                     8.03
    800,000.01  -   900,000.00                     67                          57,597,373.20                     5.01
    900,000.01  - 1,000,000.00                    140                         136,623,262.01                    11.88
  1,000,000.01  - 1,100,000.00                     52                          54,889,939.50                     4.77
  1,100,000.01  - 1,200,000.00                     20                          23,070,175.18                     2.01
  1,200,000.01  - 1,300,000.00                     23                          29,041,743.75                     2.53
  1,300,000.01  - 1,400,000.00                     26                          35,830,750.00                     3.12
  1,400,000.01  - 1,500,000.00                     30                          44,194,896.40                     3.84
-----------------------------------------------------------------------------------------------------------------------
 Total                                          1,903                       1,149,750,702.86                   100.00
=======================================================================================================================




                        [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                  % of Aggregate
                                                          Principal Balance                      Principal Balance
                                          Number of       Outstanding as of                      Outstanding as of
  LOAN RATE (%):                        Mortgage Loans     the Cut-off Date                      the Cut-off Date
--------------------------------------------------------------------------------------------------------------------
    4.250  -  4.500                           20               11,383,952.06                             0.99
    4.501  -  5.000                          267              168,232,361.48                            14.63
    5.001  -  5.500                        1,455              886,016,659.18                            77.06
    5.501  -  6.000                          155               80,425,239.86                             7.00
    6.001  -  6.500                            3                2,002,917.25                             0.17
    6.501  -  7.000                            2                  714,633.03                             0.06
    8.001  -  8.125                            1                  974,940.00                             0.08
--------------------------------------------------------------------------------------------------------------------
  Total                                    1,903            1,149,750,702.86                           100.00
====================================================================================================================



                                                                                                  % of Aggregate
                                                          Principal Balance                      Principal Balance
                                        Number of         Outstanding as of                     Outstanding as of
  GROSS MARGIN (%):                   Mortgage Loans      the Cut-off Date                       the Cut-off Date
--------------------------------------------------------------------------------------------------------------------
    2.000                                      1                  396,000.00                             0.03
    2.600                                      5                3,286,250.00                             0.29
    2.650                                      1                  573,840.00                             0.05
    2.750                                  1,886            1,140,527,921.03                            99.20
    2.751                                      1                  323,326.93                             0.03
    2.850                                      2                1,142,500.00                             0.10
    3.000                                      2                1,222,250.00                             0.11
    3.050                                      1                  430,000.00                             0.04
    3.125                                      3                1,499,347.49                             0.13
    3.250                                      1                  349,267.41                             0.03
--------------------------------------------------------------------------------------------------------------------
  Total                                    1,903            1,149,750,702.86                           100.00
====================================================================================================================



                                                                                                 % of Aggregate
                                                          Principal Balance                    Principal Balance
                                        Number of         Outstanding as of                    Outstanding as of
  MAXIMUM LOAN RATE (%):              Mortgage Loans      the Cut-off Date                      the Cut-off Date
--------------------------------------------------------------------------------------------------------------------
    9.250  -  9.500                           17               10,055,479.80                             0.87
    9.501  - 10.000                          263              166,124,572.79                            14.45
   10.001  - 10.500                        1,452              884,321,452.64                            76.91
   10.501  - 11.000                          160               83,239,752.55                             7.24
   11.001  - 11.500                            7                3,280,872.05                             0.29
   11.501  - 12.000                            2                  714,633.03                             0.06
   12.001  - 12.500                            1                1,039,000.00                             0.09
   13.001  - 13.125                            1                  974,940.00                             0.08
--------------------------------------------------------------------------------------------------------------------
  Total                                    1,903            1,149,750,702.86                           100.00
====================================================================================================================




                        [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                % of Aggregate
                                                           Principal Balance                    Principal Balance
                                          Number of        Outstanding as of                    Outstanding as of
 FIRST RATE CAP (%):                    Mortgage Loans     the Cut-off Date                     the Cut-off Date
------------------------------------------------------------------------------------------------------------------
   5.000                                    1,903           1,149,750,702.86                           100.00
------------------------------------------------------------------------------------------------------------------
 Total                                      1,903           1,149,750,702.86                           100.00
==================================================================================================================

                                                                                                % of Aggregate
                                                           Principal Balance                    Principal Balance
                                       Number of           Outstanding as of                    Outstanding as of
 PERIODIC RATE CAP (%):              Mortgage Loans        the Cut-off Date                     the Cut-off Date
------------------------------------------------------------------------------------------------------------------
   2.000                                    1,903           1,149,750,702.86                           100.00
------------------------------------------------------------------------------------------------------------------
 Total                                      1,903           1,149,750,702.86                           100.00
==================================================================================================================


                                                                                                % of Aggregate
                                                           Principal Balance                    Principal Balance
                                         Number of         Outstanding as of                    Outstanding as of
 ORIGINAL TERM (months):              Mortgage Loans       the Cut-off Date                     the Cut-off Date
------------------------------------------------------------------------------------------------------------------
  300                                           1                 462,603.71                             0.04
  360                                       1,902           1,149,288,099.15                            99.96
------------------------------------------------------------------------------------------------------------------
 Total                                      1,903           1,149,750,702.86                           100.00
==================================================================================================================


                                                                                                % of Aggregate
                                                           Principal Balance                    Principal Balance
                                         Number of         Outstanding as of                    Outstanding as of
 REMAINING TERM (months):             Mortgage Loans       the Cut-off Date                     the Cut-off Date
------------------------------------------------------------------------------------------------------------------
  296  - 300                                    1                 462,603.71                             0.04
  325  - 330                                    1                 974,940.00                             0.08
  343  - 348                                    3               1,372,321.77                             0.12
  349  - 354                                   28              16,607,368.62                             1.44
  355  - 360                                1,870           1,130,333,468.76                            98.31
------------------------------------------------------------------------------------------------------------------
 Total                                      1,903           1,149,750,702.86                           100.00
==================================================================================================================



                        [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                      % of Aggregate
                                                                     Principal Balance                Principal Balance
                                      Number of                      Outstanding as of                Outstanding as of
      RATE CHANGE DATE:             Mortgage Loans                   the Cut-off Date                 the Cut-off Date
    ---------------------------------------------------------------------------------------------------------------------
       05/01/05                                 1                          974,940.00                       0.08
       12/01/06                                 1                          407,500.00                       0.04
       02/01/07                                 2                          964,821.77                       0.08
       05/01/07                                 2                          713,728.51                       0.06
       07/01/07                                 1                          397,528.09                       0.03
       08/01/07                                 8                        4,851,058.69                       0.42
       09/01/07                                17                       10,645,053.33                       0.93
       10/01/07                                18                        9,509,813.99                       0.83
       11/01/07                                43                       22,030,617.73                       1.92
       12/01/07                                71                       36,629,395.21                       3.19
       01/01/08                               141                       78,870,603.34                       6.86
       02/01/08                               318                      190,077,292.21                      16.53
       03/01/08                             1,280                      793,678,349.99                      69.03
    ---------------------------------------------------------------------------------------------------------------------
      Total                                 1,903                    1,149,750,702.86                     100.00
    =====================================================================================================================

                                                                                                      % of Aggregate
                                                                     Principal Balance                Principal Balance
                                      Number of                      Outstanding as of                Outstanding as of
      ORIGINAL LTV (%):             Mortgage Loans                   the Cut-off Date                 the Cut-off Date
    ---------------------------------------------------------------------------------------------------------------------
        10.00  -  10.00                         1                          500,000.00                       0.04
        10.01  -  15.00                         6                        4,443,800.00                       0.39
        15.01  -  20.00                         9                        4,862,593.76                       0.42
        20.01  -  25.00                        21                       12,516,761.91                       1.09
        25.01  -  30.00                        24                       13,555,000.00                       1.18
        30.01  -  35.00                        34                       23,780,683.33                       2.07
        35.01  -  40.00                        53                       35,262,307.38                       3.07
        40.01  -  45.00                        70                       45,757,279.44                       3.98
        45.01  -  50.00                       101                       62,419,063.34                       5.43
        50.01  -  55.00                       110                       68,550,886.12                       5.96
        55.01  -  60.00                       135                       93,492,208.94                       8.13
        60.01  -  65.00                       175                      119,217,541.66                      10.37
        65.01  -  70.00                       334                      237,324,066.61                      20.64
        70.01  -  75.00                       404                      223,156,073.20                      19.41
        75.01  -  80.00                       404                      196,155,718.30                      17.06
        80.01  -  85.00                         4                        1,386,200.00                       0.12
        85.01  -  90.00                        10                        4,241,069.63                       0.37
        90.01  -  95.00                         8                        3,129,449.24                       0.27
    ---------------------------------------------------------------------------------------------------------------------
      Total                                 1,903                    1,149,750,702.86                     100.00
    =====================================================================================================================

                         [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                          Principal Balance          Principal Balance
                                       Number of          Outstanding as of          Outstanding as of
   CREDIT SCORE:                     Mortgage Loans       the Cut-off Date           the Cut-off Date
------------------------------------------------------------------------------------------------------
    620  - 650                             47               22,460,383.16                  1.95
    651  - 700                            245              129,628,012.61                 11.27
    701  - 750                            825              521,085,671.46                 45.32
    751  - 800                            750              455,648,174.69                 39.63
    801  - 850                             35               20,335,760.94                  1.77
    851  - 874                              1                  592,700.00                  0.05
------------------------------------------------------------------------------------------------------
   Total                                1,903            1,149,750,702.86                100.00
======================================================================================================

                                                                                     % of Aggregate
                                                          Principal Balance          Principal Balance
                                     Number of            Outstanding as of          Outstanding as of
   AMORTIZATION:                  Mortgage Loans           the Cut-off Date          the Cut-off Date
------------------------------------------------------------------------------------------------------
    Interest Only                       1,203              798,409,709.07                    69.44
    Fully Amortizing                      700              351,340,993.79                    30.56
------------------------------------------------------------------------------------------------------
    Total                               1,903            1,149,750,702.86                   100.00
======================================================================================================


                                                                                     % of Aggregate
                                                          Principal Balance          Principal Balance
                                     Number of            Outstanding as of          Outstanding as of
   DOCUMENTATION:                 Mortgage Loans          the Cut-off Date           the Cut-off Date
------------------------------------------------------------------------------------------------------
    Reduced Documentation                 903              598,714,726.65                   52.07
    Full Documentation                  1,000              551,035,976.21                   47.93
------------------------------------------------------------------------------------------------------
    Total                               1,903            1,149,750,702.86                  100.00
======================================================================================================


                                                                                     % of Aggregate
                                                          Principal Balance          Principal Balance
                                     Number of            Outstanding as of          Outstanding as of
   OCCUPANCY:                     Mortgage Loans           the Cut-off Date          the Cut-off Date
------------------------------------------------------------------------------------------------------
    Primary                             1,812            1,095,777,473.54                      95.31
    Second Home                            89               52,865,929.32                       4.60
    Non-owner                               2                1,107,300.00                       0.10
------------------------------------------------------------------------------------------------------
   Total                                1,903            1,149,750,702.86                     100.00
======================================================================================================


                                                                                     % of Aggregate
                                                          Principal Balance          Principal Balance
                                     Number of            Outstanding as of          Outstanding as of
   PROPERTY TYPE:                 Mortgage Loans           the Cut-off Date          the Cut-off Date
------------------------------------------------------------------------------------------------------
    Single Family                       1,737             1,063,728,312.26                      92.52
    Condominium                           161                83,338,830.60                       7.25
    Cooperative                             3                 1,626,560.00                       0.14
    Townhouse                               1                   592,000.00                       0.05
    Duplex                                  1                   465,000.00                       0.04
------------------------------------------------------------------------------------------------------
    Total                               1,903             1,149,750,702.86                     100.00
======================================================================================================



                         [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                     % of Aggregate
                                                          Principal Balance          Principal Balance
                                     Number of            Outstanding as of          Outstanding as of
   PURPOSE:                       Mortgage Loans           the Cut-off Date          the Cut-off Date
------------------------------------------------------------------------------------------------------

   Rate/Term Refinance                    987              593,140,996.05                      51.59
   Cash Out Refinance                     582              358,424,998.89                      31.17
   Purchase                               334              198,184,707.92                      17.24
------------------------------------------------------------------------------------------------------
   Total                                1,903            1,149,750,702.86                     100.00
======================================================================================================






                         [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % of Aggregate
                                                                  Principal Balance             Principal Balance
                                                 Number of        Outstanding as of              Outstanding as of
      GEOGRAPHIC AREA:                         Mortgage Loans     the Cut-off Date               the Cut-off Date
     ----------------------------------------------------------------------------------------------------------------
      Arizona                                       34               21,689,643.24                      1.89
      California                                 1,081              671,241,144.10                     58.38
      Colorado                                      69               38,458,987.28                      3.34
      Connecticut                                   67               45,887,180.55                      3.99
      Delaware                                       1                  350,000.00                      0.03
      District of Columbia                           6                4,314,000.00                      0.38
      Florida                                       41               24,463,435.52                      2.13
      Georgia                                       15                7,692,971.30                      0.67
      Hawaii                                         1                  759,000.00                      0.07
      Idaho                                          3                1,708,485.48                      0.15
      Illinois                                     102               54,703,942.96                      4.76
      Indiana                                        3                1,571,840.88                      0.14
      Kansas                                         1                  354,350.00                      0.03
      Kentucky                                       1                  423,661.74                      0.04
      Louisiana                                      2                1,340,450.00                      0.12
      Maine                                          1                  501,896.22                      0.04
      Maryland                                       8                4,293,345.36                      0.37
      Massachusetts                                 94               53,266,129.03                      4.63
      Michigan                                      43               22,233,526.05                      1.93
      Minnesota                                      7                4,920,000.00                      0.43
      Missouri                                      13                7,747,021.43                      0.67
      Montana                                        3                1,341,500.00                      0.12
      Nevada                                        10                5,336,447.00                      0.46
      New Hampshire                                  4                2,649,957.52                      0.23
      New Jersey                                    36               21,625,736.90                      1.88
      New Mexico                                     2                  786,400.00                      0.07
      New York                                     113               70,513,713.10                      6.13
      North Carolina                                 9                4,591,837.70                      0.40
      Ohio                                          12                6,477,106.60                      0.56
      Oregon                                         8                5,460,805.87                      0.47
      Pennsylvania                                   9                4,601,500.00                      0.40
      South Carolina                                11                6,590,446.85                      0.57
      Tennessee                                      1                  437,406.72                      0.04
      Texas                                         10                5,623,912.11                      0.49
      Utah                                           4                2,959,146.40                      0.26
      Vermont                                        1                  450,000.00                      0.04
      Virginia                                       8                4,115,936.95                      0.36
      Washington                                    67               37,251,538.00                      3.24
      Wisconsin                                      1                  439,000.00                      0.04
      Wyoming                                        1                  577,300.00                      0.05
     ----------------------------------------------------------------------------------------------------------------
      Total                                       1,903           1,149,750,702.86                    100.00
     ================================================================================================================


                          [LOGO] RBS Greenwich Capital

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                     % of Aggregate
                                                          Principal Balance         Principal Balance
                                         Number of         Outstanding as of         Outstanding as of
     NORTH/SOUTH CA BREAKOUT:         Mortgage Loans       the Cut-off Date          the Cut-off Date
   ---------------------------------------------------------------------------------------------------
       CA-NORTH                             645              396,697,163.74                 34.50
       CA-SOUTH                             436              274,543,980.36                 23.88
       OUTSIDE CA                           822              478,509,558.76                 41.62
   ---------------------------------------------------------------------------------------------------
       Total                              1,903            1,149,750,702.86                100.00
   ===================================================================================================


                                                                                     % of Aggregate
                                                            Principal Balance       Principal Balance
                                         Number of          Outstanding as of       Outstanding as of
       TOP 50 PROP ZIP (CA)            Mortgage Loans       the Cut-off Date         the Cut-off Date
   ---------------------------------------------------------------------------------------------------
       92067  RANCHO SANTA FE, CA            13               15,407,800.00                 1.34
       94022  LOS ALTOS, CA                  14               13,790,000.00                 1.20
       95070  SARATOGA, CA                   16               13,432,483.75                 1.17
       90210  BEVERLY HILLS, CA              17               13,246,356.04                 1.15
       94025  MENLO PARK, CA                 12               10,566,750.00                 0.92
       94024  LOS ALTOS, CA                  14               10,379,382.00                 0.90
       94010  BURLINGAME, CA                 11                9,667,459.08                 0.84
       90049  LOS ANGELES, CA                10                9,096,751.00                 0.79
       94062  WOODSIDE, CA                   13                8,757,400.00                 0.76
       94506  DANVILLE, CA                   14                8,720,499.00                 0.76
       94901  SAN RAFAEL, CA                 13                8,233,639.58                 0.72
       92657  NEWPORT COAST, CA               9                8,167,500.00                 0.71
       94941  MILL VALLEY, CA                13                8,013,100.00                 0.70
       94611  OAKLAND, CA                    10                7,786,750.00                 0.68
       92014  DEL MAR, CA                     7                6,740,000.00                 0.59
       95014  CUPERTINO, CA                   9                6,655,360.49                 0.58
       92625  NEWPORT BEACH, CA              10                6,613,354.05                 0.58
       94526  DANVILLE, CA                   10                6,087,600.00                 0.53
       90266  MANHATTAN BEACH, CA             9                6,072,449.98                 0.53
       90272  LOS ANGELES, CA                 7                5,965,500.00                 0.52
       94563  ORINDA, CA                      9                5,949,200.00                 0.52
       94114  SAN FRANCISCO, CA               9                5,929,300.00                 0.52
       94583  SAN RAMON, CA                  11                5,820,473.26                 0.51
       94306  PALO ALTO, CA                   8                5,792,250.00                 0.50
       95120  SAN JOSE, CA                   10                5,754,459.90                 0.50
       94028  PORTOLA VALLEY, CA              6                5,744,100.00                 0.50
       92679  COTO DE CAZA, CA                9                5,629,670.00                 0.49
       94920  BELVEDERE, CA                   6                5,569,500.00                 0.48
       94566  PLEASANTON, CA                  8                5,565,500.00                 0.48
       94507  ALAMO, CA                       8                5,531,545.65                 0.48
       94301  PALO ALTO, CA                   7                5,487,967.93                 0.48
       94070  SAN CARLOS, CA                 10                5,343,000.00                 0.46
       92651  LAGUNA BEACH, CA                7                5,153,200.00                 0.45
       95138  SAN JOSE, CA                    5                5,093,500.00                 0.44
       92660  NEWPORT BEA, CA                 8                4,866,077.35                 0.42
       95032  LOS GATOS, CA                   7                4,677,000.00                 0.41

                          [LOGO] RBS Greenwich Capital

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                       % of Aggregate
                                                          Principal Balance          Principal Balance
                                          Number of        Outstanding as of         Outstanding as of
    TOP 50 PROP ZIP (CA)    (cont.)     Mortgage Loans     the Cut-off Date           the Cut-off Date
   ---------------------------------------------------------------------------------------------------
    94925  CORTE MADERA, CA                   7               4,657,700.00                  0.41
    92675  SAN JUAN CAPISTRA, CA              6               4,560,250.00                  0.40
    94965  SAUSALITO, CA                      5               4,471,200.00                  0.39
    96161  TRUCKEE, CA                        6               4,426,250.00                  0.38
    93923  CARMEL, CA                         8               4,410,917.25                  0.38
    90402  SANTA MONICA, CA                   6               4,365,000.00                  0.38
    92656  ALISO VIEJO, CA                    8               4,279,061.82                  0.37
    94402  SAN MATEO, CA                      7               4,261,750.00                  0.37
    94947  NOVATO, CA                         6               4,261,500.00                  0.37
    94118  SAN FRANCISCO, CA                  8               4,183,200.00                  0.36
    95125  SAN JOSE, CA                       7               4,137,400.00                  0.36
    91316  ENCINO, CA                         5               4,104,996.48                  0.36
    92037  LA JOLLA, CA                       5               3,637,000.00                  0.32
    94539  FREMONT, CA                        5               3,635,000.00                  0.32
   ---------------------------------------------------------------------------------------------------
    Total                                   448             330,698,104.61                 28.76
   ===================================================================================================

                          [LOGO] RBS Greenwich Capital